Exhibit 99.1

SECOND AMENDED AND RESTATED SERVICE AGREEMENT

                This Service Agreement (this “Agreement”), effective March 1, 2005, (the “Effective Date”), is by and among, CLAYTON WILLIAMS ENERGY, INC., a Delaware corporation, and its subsidiaries (the “Company”) and CLAYTON W. WILLIAMS, JR., CLAYTON WILLIAMS RANCH HOLDINGS, INC., a Delaware corporation, CLAYDESTA L. P., a Texas limited partnership, CLAYTON WILLIAMS PARTNERSHIP, LTD., a Texas limited partnership, CWPLCO, INC., a Delaware corporation, and their subsidiaries (collectively, the “Williams Entities”).

RECITALS:

                WHEREAS, the Company previously entered into Service Agreements dated May 26, 1993, and October 1, 1995, by and among Clayton W. Williams, Jr., Clayton Williams Energy, Inc., Clajon Production Corporation, Clayton Williams Partnership, Ltd., Williams International, Inc. and certain other entities collectively referred to therein as the Williams Entities;

                WHEREAS, since the execution of the Amended and Restated Service Agreement, which was amended by the Amended and Restated Service Agreement dated April 15, 1996, various corporate changes have occurred which necessitates the replacement of the Amended and Restated Service Agreement;

                NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

ARTICLE I

TAX SERVICES

                The Williams Entities agree to provide to the Company “Tax Services” (as that term is defined in this Article I) pursuant to the following terms and conditions:

                1.01         Services to be Provided.  For purposes of this Article I, “Tax Services” shall mean:

a.                                       the preparation of the annual federal and state income and franchise tax returns and reports for the Company and its subsidiaries;

b.                                      the provision of advice requested by the Company for tax planning; and

c.                                       the provision of such other services related to (a) or (b) above as the Company shall request, and which the Williams Entities have the capability to perform.

                1.02         Compensation.

                a.             Personnel.  The Company shall pay the Williams Entities for the use of the Williams Entities’ personnel involved in rendering Tax Services at the Williams Entities’ actual cost based on the salary and benefits received by the persons providing such services assuming a 2,000 hour work year per person, which amounts shall be billed to the Company on a per hour basis.

                b.             General and Administrative Expenses.  The Company shall reimburse the Williams Entities for a proportionate part of their general and administrative expenses (office rent, equipment, supplies and other similar items) based on the amount of personnel expenses charged to the Company each month compared to the total personnel expenses of the Williams Entities associated with the provision of Tax Services to the Company and comparable services to the Williams Entities.

                c.             Incidental Expenses.  The Company shall reimburse the Williams Entities at the Williams Entities’ actual cost for all reasonable expenses incurred by the Williams Entities incident to providing Tax Services, including, without limitation, telephone, postage, reproduction and other similar expenses.

                d.             Date of Payment.  The Williams Entities shall bill the Company quarterly for such expenses and reimbursements as the Williams Entities may be due pursuant to the provisions of this Section 1.02.  The Company agrees to pay to the Williams Entities any invoiced amount not later than forty-five (45) days from the date of invoice.

                1.03         Term.  The arrangements contemplated by this Article I shall begin on the Effective Date and shall continue until terminated by either the Williams Entities or the Company by providing ninety (90) days advance written notice of termination to the Company or the Williams Entities, as applicable.

                1.04         No Cap on Compensation.  Commencing January 1, 2005 there shall be no annual cap or other limit on the amounts billed to and payable by the Company pursuant to Section 1.02 above.

ARTICLE II

LEGAL SERVICES

                The Company agrees to provide to the Williams Entities “Legal Services” (as that term is defined in this Article II) pursuant to the following terms and conditions:

                2.01         Services to be Provided.  For purposes of this Article II, “Legal Services” shall mean:

a.                                       the provision of litigation management;

b.                                      the provision of consultations with respect to various employment issues, including workers compensation matters and Texas Employment Commission claims;

c.             the preparation of employment contracts and termination agreements;

d.                                      the provision of environmental counseling relating to legal liability and regulatory requirements;

e.                                       the preparation of documents for real and personal property transactions, including oil and gas transfers and transactions;

f.                                         the preparation, review and negotiation of contracts; and

g.                                      the provision of such other legal services related to items (a) through (f) as the Williams Entities may reasonably request and which the Company has the capability to perform.

                                                2.02         Compensation.

                a.             Personnel.  The Williams Entities shall pay the Company for the use of the personnel involved in rendering Legal Services at the Company’s actual cost based on the salary and benefits received by the persons providing such services assuming a 2,000 hour work year per person, which amounts shall be billed to the Williams Entities on a per hour basis.

                b.             General and Administrative Expenses.  The Williams Entities shall reimburse the Company for a proportionate part of the Company’s general and administrative expenses (office rent, equipment, supplies and other similar items) based on the amount of the personnel expenses charged to the Williams Entities each month compared to the total personnel expenses of the Company associated with the provision of Legal Services to the Williams Entities and comparable services to any other affiliated party.

                c.             Incidental Expenses.  The Williams Entities shall reimburse the Company at the Company’s actual cost for all reasonable expenses incurred by the Company incident to providing Legal Services, including, without limitation, telephone, postage, reproduction and other similar expenses.

                d.             Date of Payment.  The Company shall bill the Williams Entities quarterly for such expenses and reimbursements as the Company may be due pursuant to the provisions of this Section 2.02.  Payment by the Williams Entities shall be due not later than forty-five (45) days from the date of invoice.

                2.03         Company Personnel.  Legal Services shall be provided by Company personnel.  The Company shall not be required to engage the services of any third party to provide Legal Services to the Williams Entities.  Any attorney employed by the Company who is engaged in providing Legal Services to the Williams Entities shall have an attorney-client relationship with the Williams Entities during the course of providing Legal Services to the Williams Entities and may report to and accept direction from directors and duly authorized officers, employees and other constituents of the Williams Entities, subject, in all respects, to the attorney’s exercise of his or her professional responsibilities.

                2.04         Term.  The arrangements contemplated by this Article II shall begin on the Effective Date and shall continue until terminated by either the Williams Entities or the Company by providing ninety (90) days advance written notice of termination to the Company or the Williams Entities, as applicable.

ARTICLE III

COMPUTER SERVICES

                The Company agrees to provide to the Williams Entities “Computer Services” (as that term is defined in this Article III) pursuant to the following terms and conditions:

                3.01         Services to be Provided.  For purposes of this Article III, “Computer Services” shall mean primary and backup computer services on the Company’s computer system, of a similar nature provided to the Williams Entities during the year immediately prior to the Effective Date.

                3.02         Compensation.

                a.             Computer Usage.  The Williams Entities will be billed for computer usage by the Company based on the actual cost to the Company, determined as follows:

(i)                                     with respect to expenses directly associated with the hardware and/or software utilized in any part by both the Company and the Williams Entities (the “Common Use Equipment”), based upon the amount of disc space used by the Williams Entities  compared to the total amount of disc space used by both the Company and the Williams Entities of all Common Use Equipment; and

(ii)                                  with respect to expenses directly associated with hardware and/or software only used by the Company or the Williams Entities (the “Single Use Equipment”), the actual cost to the Company of obtaining such Single Use Equipment.

                b.             Personnel.  The Williams Entities shall pay the Company for the use of the Company’s personnel involved in rendering Computer Services at the Company’s actual cost based on the salary and benefits received by the persons providing such services assuming a 2,000 hour work year per person, which amounts shall be billed to the Williams Entities on a per hour basis.

                c.             Incidental Expenses.  The Williams Entities shall reimburse the Company at the Company’s actual cost for all reasonable expenses incurred by the Company incident to providing Computer Services, including, without limitation, telephone, postage, reproduction and other similar expenses.

                d.             Date of Payment.  The Company shall bill the Williams Entities quarterly for such expenses and reimbursements as the Company may be due pursuant to the provisions of this Section 3.02.  Payment by the Williams Entities shall be due not later than forty-five (45) days from the date of invoice.

                3.03         Term.  The arrangements contemplated by this Article III shall begin on the Effective Date and shall continue until terminated by either the Williams Entities of the Company by providing one hundred eighty (180) days advance written notice of termination to the Company or the Williams Entities, as applicable. The Computer Services may be terminated sooner than one hundred eighty (180) days if mutually agreed to by the parties hereto.

ARTICLE IV

PAYROLL AND BENEFITS SERVICES

                The Company agrees to provide to the Williams Entities “Payroll and Benefits Services” (as that term is defined in this Article IV) pursuant to the following terms and conditions:

                4.01         Services to be Provided.  For purposes of this Article IV, “Payroll and Benefits Services” shall mean:

a.                                       the administration of payroll matters and administration of contracts, if any, with Automatic Data Processing, Inc. or other company providing the same or similar services;

b.                                      the administration of benefit plans for the Williams Entities, including consultation with employees of the Williams Entities with respect to medical and life insurance plans and the filing of applicable claims;

c.                                       the administration of documentation for all new employees of the Williams Entities and all necessary documentation in connection with employee terminations;

d.                                      the provision of consultations to the Williams Entities’ supervisors in reference to employee policies and procedures;

e.                                       the administration of the Williams Entities’ retirement and savings plans and providing consultation to the Williams Entities’ employees with respect to such plans;

f.                                         the provision of consultations with respect to Texas Employment Commission, Internal Revenue Service and United States Department of Labor matters and claims;

g.                                      the oversight of drug testing policies and enforcement for the Williams Entities;

h.                                      the provision of consultations regarding the Williams Entities’ safety program;

i.                                          the preparation and provision of payroll tax returns and reports; and

j.                                          the provision of other employee services as may be requested from time to time by the Williams Entities and which the Company has the capability to perform.

                4.02         Compensation.

                a.             Personnel.  The Williams Entities shall pay the Company for the use of the Company’s personnel involved in rendering Payroll and Benefits Services at the Company’s actual cost based on the salary and benefits received by the persons providing such services assuming a 2,000 hour work year per person, which amounts shall be billed to the Williams Entities on a per hour basis.

                b.             General and Administrative Expenses.  The Williams Entities shall reimburse the Company for a proportionate part of its general and administrative expenses (office rent, equipment, supplies and other similar items) based on the amount of personnel expenses charged to the Williams Entities each month compared to the total personnel expenses of the Company associated with the provision of Payroll and Benefits Services to the Williams Entities.

                c.             Incidental Expenses.  The Williams Entities shall reimburse the Company at the Company’s actual cost for all reasonable expenses incurred by the Company incident to providing Payroll and Benefits Services, including, without limitation, telephone, postage, reproduction and other similar expenses.

                d.             Date of Payment.  The Company shall bill the Williams Entities quarterly for such expenses and reimbursements as the Company may be due pursuant to the provisions of this Section 4.02.  Payment by the Williams Entities shall be due not later than forty-five (45) days from the date of invoice.

                4.03         Term.  The arrangements contemplated by this Article IV shall begin on the Effective Date and shall continue until terminated by either the Company or the Williams Entities by providing ninety (90) days advance written notice of termination to the Company or the Williams Entities, as applicable.

ARTICLE V

OIL AND GAS SERVICES

                At the request of the Williams Entities, the Company may operate oil and gas properties owned by the Williams Entities.  The Company and the Williams Entities shall enter into separate operating agreements for any properties owned by the Williams Entities and operated by the Company, and such operating agreements shall govern the terms of the relationship between such parties without further reference to this Agreement.  In addition, the Company agrees to provide to the Williams Entities “Oil and Gas Services” (as that term is defined in this Article V) pursuant to the following terms and conditions:

                5.01         Services to be Provided.  For purposes of this Article V, “Oil and Gas Services” shall mean:

a.                                       evaluation and technical services as requested from time to time with respect to wells owned by the Williams Entities and not operated by the Company;

b.                                      lease maintenance services with respect to file maintenance, delay rental or shut-in lease compliance notifications, regulatory matters, and other related matters;

c.                                       arranging and managing hedging transactions on behalf of and in the name of the Williams Entities as reasonably requested by the Williams Entities; and

d.                                      such other services related to items a., b. and c. above as the Williams Entities shall reasonably request and which the Company has the ability to perform.

                5.02         Compensation.

                a.             Personnel.  The Williams Entities shall pay the Company for the use of the Company’s personnel involved in rendering Oil and Gas Services at the Company’s actual cost based on the salary and benefits received by the persons providing such services assuming a 2,000 hour work year per person, which amount shall be billed to the Williams Entities on a per hour basis.

                b.             General and Administrative Expenses.  The Williams Entities shall reimburse the Company for a proportionate part of its general and administrative expenses (office rent, equipment, supplies and other similar items) based on the amount of personnel expenses charged to the Williams Entities each month compared to the total personnel expenses of the Company associated with the provision of Oil and Gas Services to the Williams Entities.

                c.             Incidental Expenses.  The Williams Entities shall reimburse the Company at the Company’s actual cost for all reasonable expenses incurred by the Company incident to providing

Oil and Gas Services, including, without limitation, telephone, postage, reproduction and other similar expenses.

                d.             Date of Payments.  The Company shall bill the Williams Entities quarterly for such expenses and reimbursements as the Company may be due pursuant to the provisions of this Section 5.02.  Payment by the Williams Entities shall be due not later than forty-five (45) days from the date of invoice.

                5.03         Term.  The arrangements contemplated by this Article V shall begin on the Effective Date and shall continue until terminated, in whole or in part, by either the Company or the Williams Entities by providing one hundred eighty (180) days advance written notice of termination to the Company or the Williams Entities, as applicable.

ARTICLE VI

INSURANCE ADMINISTRATION SERVICES

                The Company agrees to provide to the Williams Entities “Insurance Administration Services” (as that term is defined in this Article VI) pursuant to the following terms and conditions:

                6.01         Services to be Provided.  For purposes of this Article VI, “Insurance Administration Services” shall mean:

                                                a.             processing claims of the Williams Entities under the insurance coverage maintained by the Williams Entities (“Insurance”),

                b.             administering the policy provisions of the Insurance,

                c.             administering the payment of premiums for the Insurance,

                d.             administering the Williams Entities’ employee health benefits plan, and

                                                e.             such other services related to items (a) through (d) above as the Williams Entities shall reasonably request, and which the Company has the capability to perform.

                6.02         Acknowledgment of Williams Entities.            The Company shall not be responsible to the Williams Entities for loss of coverage or in any other respect if any of the Insurance is canceled by the insurance carrier or underwriter regardless of cause or if the Company is unable to secure substitute or replacement coverage for the same coverage as the canceled or expired Insurance.

                The Williams Entities agree to cooperate with any insurance carrier, representative or agents in the investigation of any claim or insurance and to provide any information which any such carrier shall reasonably request for the purpose of investigating a claim.  The Williams Entities agree to indemnify and hold harmless the Company and its directors, officers, agents, employees and affiliates (each an “Indemnified Party” and collectively, the “Indemnified Parties”) providing any assistance pursuant to this Article VI against any and all damages, claims, obligations, liabilities, lawsuits, penalties, administrative proceedings, judgments, costs or expenses, including attorneys’ fees, resulting from or arising out of or in connection with any function of the Company under this Article VI or in connection with any claim made by or against the Williams Entities relating to any of the Insurance or matters purportedly covered by the Insurance, unless any such damage or claim was the result of gross negligence or willful misconduct of any Indemnified Party.  IT IS THE INTENTION OF THE WILLIAMS ENTITIES TO INDEMNIFY EACH OF THE INDEMNIFIED PARTIES FOR DAMAGES RESULTING FROM THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES.

                The Williams Entities agree and acknowledge that the Company is not an insurance carrier or an insurer of any claims made by or against the Williams Entities for any matters covered by any of the Insurance or otherwise.  The Williams Entities agree not to sue the Company for (i) any claims or events occurring for which an insurance carrier may deny coverage or dispute any aspect of coverage (including, but not limited to, coverage amounts, defense obligations and settlement obligations), or (ii) any other action taken or omitted pursuant hereto, unless such action constitutes gross negligence or willful misconduct on the part of the Company.  THE WILLIAMS ENTITIES SPECIFICALLY AGREE THAT THEY WILL NOT SUE THE COMPANY FOR, OR BE ENTITLED TO RECOVER FROM THE COMPANY WITH RESPECT TO, ACTIONS TAKEN OR OMITTED BY THE COMPANY AS A RESULT OF THE COMPANY’S NEGLIGENCE.

                The Company shall not have any responsibility for claims (whether by or against the Williams Entities) not covered by the Insurance nor shall the Company have any obligation to acquire insurance for the Williams Entities in any such uncovered area.  In particular, but without limitation, the Company shall not be required to maintain directors and officers indemnification or liability insurance for the directors and officers of the Williams Entities.

                6.03         Compensation.

                a.             Personnel.  The Williams Entities shall pay the Company for the use of the Company’s personnel involved in rendering Insurance Administration Services at the Company’s actual cost based on the salary and benefits received by the persons providing such services assuming a 2,000 hour work year per person, which amounts shall be billed to the Williams Entities on a per hour basis.

                b.             General and Administrative Expenses.  The Williams Entities shall reimburse the Company for a proportionate part of the general and administrative expenses (office rent, equipment, supplies and other similar items) based on the amount of personnel expense charged to the Williams Entities each month compared to the total personnel expenses of the Company associated with the provision of Insurance Administration Services to the Williams Entities.

                c.             Incidental Expenses.  The Williams Entities shall reimburse the Company at the Company’s actual cost for all reasonable expenses incurred by the Company incident to providing Insurance Administration Services including, without limitation, telephone, postage, reproduction and similar expenses.

                d.             Date of Payment.  The Company shall bill the Williams Entities quarterly for such expenses and reimbursements as the Company may be due pursuant to the provisions of this Section 6.03.  Payment by the Williams Entities shall be due not later than forty-five (45) days from the date of invoice.

                6.04         Insurance.  The arrangements contemplated by this Article VI shall begin on the Effective Date and shall continue, with respect to the Insurance, until terminated by either party by providing ninety (90) days advance written notice of termination to the Company or the Williams Entities, as applicable.

ARTICLE VII

GENERAL ACCOUNTING SERVICES

                The Company agrees to provide to the Williams Entities “General Accounting Services” (as that term is defined in this Article VII) pursuant to the following terms and conditions:

                7.01         Services to be Provided.  For purposes of Article VII, “General Accounting Services” shall mean:

                                                                a.             the provision of cash management and treasury services;

                                                                b.             the provision of consulting and training services with respect to accounting systems and software;

                                                                c.             the provision of financial reporting services; and

                                                                d.             the provision of other accounting services related to items (a) through (c) as the Williams Entities may reasonably request, and which the Company has the capability to perform.

                7.02         Compensation.

                                                                a.             Personnel.  The Williams Entities shall pay the Company for the use of the Company’s personnel involved in rendering General Accounting Services at the Company’s actual cost based on the salary and benefits received by the persons providing such services assuming a 2,000 hour work year per person, which amounts shall be billed to the Williams Entities on a per hour basis.

                                                                b.             General and Administrative Expenses.  The Williams Entities shall reimburse the Company for a proportionate part of its general and administrative expenses (office rent, equipment, supplies and other similar items) based on the amount of personnel expenses charged to the Williams Entities each month compared to the total personnel expenses of the

Company associated with the provision of Payroll and Benefits Services to the Williams Entities.

                                                                c.             Incidental Expenses.  The Williams Entities shall reimburse the Company at the Company’s actual cost for all reasonable expenses incurred by the Company incident to providing General Accounting Services, including, without limitation, telephone, postage, reproduction and other similar expenses.

                                                                d.             Date of Payment.  The Company shall bill the Williams Entities quarterly for such expenses and reimbursements as the Company may be due pursuant to the provisions of this Section 7.02.  Payment by the Williams Entities shall be due not later than forty-five (45) days from the date of invoice.

                7.03         Company Personnel.  General Accounting Services shall be provided by Company personnel.  The Company shall not be required to engage the services of any third party to provide General Accounting Services to the Williams Entities.

                7.04         Term.  The arrangements contemplated by this Article VII shall begin on the Effective Date and shall continue until terminated by either the Company or the Williams Entities by providing ninety (90) days advance written notice of termination to the Company or the Williams Entities, as applicable.

                7.05         No Cap on Compensation. Commencing January 1, 2005 there shall be no annual cap or other limit on the amounts billed and payable by the Williams Entities pursuant to Section 7.02 above.

ARTICLE VIII

ENTERTAINMENT SERVICES

                The Williams Entities agree to provide the Company “Entertainment Services” (as that term is defined in this Article VIII) pursuant to the following terms and conditions:

                8.01         Services to be Provided.  For purposes of this Article VIII, “Entertainment Services” shall mean:

                                                                a.             providing deer, turkey and quail hunting on the Williams Entities ranches in accordance with Hunting Leases in the form attached hereto as Attachment A; and

                                                                b.             providing dove hunting and fishing trips to the Williams Entities farm in Pecos County, Texas in accordance with the Hunting and Fishing Lease in the form attached hereto as Attachment B.

ARTICLE IX

AUDIT AND VERIFICATION

                9.01         Review by Party.  All statements delivered by a party hereto for the provision of services hereunder shall include reasonable documentation in support of the amounts billed therein, including the total number of hours worked by each employee which provided services during the relevant period.

                9.02         Evaluation.  The chief financial officer of the Company and the appropriate administrators of the Williams Entities (each a “Reviewing Party”) shall annually conduct a review of the amounts billed to it under this Agreement and each shall determine whether such amounts were fair and reasonable.  If either of the Reviewing Parties shall determine that any material amount billed to it pursuant to this Agreement was unfair or unreasonable or not in compliance with this Agreement, such Reviewing Party may dispute such amount, under the terms of Section 9.03 hereof, at any time prior to one hundred eighty (180) days after the end of the fiscal year in which the services resulting in such disputed amount were performed.

                9.03         Dispute Resolution.  A party hereto wishing to dispute any amount billed in any statement delivered hereunder (the “Disputing Party”) shall have the right to dispute such amount by sending a notice of such dispute (a “Notice of Dispute”), disclosing in reasonable detail the amount and basis of such dispute, to the party that sent the disputed statement (the “Billing Party”).  In the event of any such dispute, the Billing Party shall provide the Disputing Party reasonable access to the Billing Party’s records, books of account, work papers and other books and records and to its officers, employees, agents and other representatives for purposes of verifying the amounts billed.  The parties to any such dispute shall attempt in good faith to resolve such dispute.  In the event that the parties to such a dispute are unable to resolve the dispute within sixty (60) days after the delivery of the Notice of Dispute, the items in dispute shall be delivered to an independent accounting firm, jointly selected by the parties hereto, whose determination shall be limited to the items in dispute and shall be final, conclusive and binding on the parties.  The parties will cooperate with each other and with such independent accounting firm and will provide such independent accounting firm with such information as it may reasonably require.  The fees and expenses of such independent accounting firm shall be borne equally by the Billing Party and the Disputing Party.

                9.04         Reimbursement.  Within thirty (30) days following the resolution of any dispute under this Article IX, the Company shall make a payment to the Williams Entities or the Williams Entities shall make a payment to the Company, as the case may be, in accordance with the agreement of the parties or the determination of the independent accounting firm, as applicable.

ARTICLE X

CONFIDENTIAL INFORMATION

                10.01       Definition of Confidential Information.  “Confidential Information” shall mean any and all confidential information of a party (the “disclosing party”) that is disclosed to or acquired by the other party (the “receiving party”) in the course of providing services under this Agreement, other than information that (a) was in the public domain through no fault of the receiving party, (b) is acquired by the receiving party on a non-confidential basis from a source other than the disclosing party, but only to the extent that any such source is not known by the receiving party to be in a confidential relationship with the disclosing party or (c) is developed by or for the receiving party independently of the information disclosed to or acquired by the receiving party hereunder.

                10.02       Restrictions on Disclosure.  Except as expressly permitted hereunder, neither the Company nor the Williams Entities shall at any time disclose, permit the disclosure of, release, disseminate or transfer, whether orally or by any other means, any part of any Confidential Information to any person or entity other than the Company or the Williams Entities, as the case may be, without the express prior written consent of the other party.  Except as expressly permitted hereunder, the Company and the Williams Entities shall not use Confidential Information of the other party.  Each party shall inform its employees, agents and other representatives of the confidential nature of Confidential Information and the restrictions on the disclosure and use of Confidential Information contained in this Agreement and shall use commercially reasonable efforts to cause its employees, agents and other representatives to observe the provisions of this Article X.

                10.03       Permitted Disclosure and Use.  The Company and the Williams Entities may disclose or use Confidential Information (a) as reasonably necessary to perform the services described in this Agreement, (b) as required to be disclosed pursuant to a court order, (c) as is reasonably necessary in connection with any pending legal proceeding involving or arising out of this Agreement, (d) as required by applicable law or regulation or (e) with the prior written consent of the other party.

                10.04       Injunctive Relief.  The Company and the Williams Entities acknowledge that any unauthorized disclosure or use of Confidential Information may cause harm to the non-disclosing party’s business for which damages at law may not be an adequate remedy.  Therefore, in addition to any other remedy available to it, the non-disclosing party shall be entitled to temporary and permanent injunctive relief in the event of a breach or threatened breach of this Article X.

ARTICLE XI

STANDARD OF CARE; LIMITATION OF LIABILITIES

                11.01       Standard of Care; Disclaimer of Warranties; Limitation of Liabilities.

a.                                       The Company’s standard of care with respect to the provision of services pursuant to this Agreement shall be limited to providing services of the same general quality as the Company provides for its own internal operations, and the Williams Entities’ sole and exclusive remedy for the failure by the Company to meet such standard of care in providing services hereunder shall be to terminate such services as provided in this Agreement.  The Company makes no representations or warranties of any kind, whether express or implied (i) as to the quality or timeliness or fitness for a particular purpose of services it provides hereunder, or (ii) with respect to any supplies or other material purchased on behalf of the Williams Entities pursuant to this Agreement, the merchantability or fitness for any purpose of any such supplies or other materials.  UNDER NO CIRCUMSTANCES SHALL THE COMPANY HAVE ANY LIABILITY HEREUNDER FOR DAMAGES IN EXCESS OF AMOUNTS PAID BY THE WILLIAMS ENTITIES UNDER THIS AGREEMENT OR FOR CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS.

b.                                      The Williams Entities’ standard of care with respect to the provision of services pursuant to this Agreement shall be limited to providing services of the same general quality as the Williams Entities provide for its own internal operations, and the Company’s sole and exclusive remedy for the failure by the Williams Entities to meet such standard of care in providing services hereunder shall be to terminate such services as provided in this Agreement. The Williams Entities make no representations or warranties of any kind, whether express or implied (i) as to the quality or timeliness or fitness for a particular purpose of services it provides hereunder, or (ii) with respect to any supplies or other material purchased on behalf of the Company pursuant to this Agreement, the merchantability or fitness for any purpose of any such supplies or other materials.  EXCEPT AS PROVIDED IN ARTICLE VI RELATING TO INSURANCE ADMINISTRATIVE SERVICES, UNDER NO CIRCUMSTANCES SHALL THE WILLIAMS ENTITIES HAVE ANY LIABILITY HEREUNDER FOR DAMAGES IN EXCESS OF AMOUNTS PAID BY THE COMPANY UNDER THIS AGREEMENT OR FOR CONSEQUENTIAL OR PUNITIVE DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS.

ARTICLE XII

MISCELLANEOUS

                12.01       Notices.  All notices or other communications hereunder shall be in writing, delivered against receipt or mailed registered, first class postage prepaid, return receipt requested, by telecopier or by hand delivery to the following:

a.	If to the Company:	Clayton Williams Energy, Inc.
Attn: L. Paul Latham
6 Desta Drive, Suite 6500
Midland, TX 79705

b.	If to the Williams Entities:	Attn: Clayton W. Williams, Jr.
6 Desta Drive, Suite 3000
Midland, TX 79705

                12.02       Assignment.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successor and assigns; provided, however, that, except as provided in the next succeeding sentence, no party hereto shall assign its rights under this Agreement to any other person without the express prior written consent of the other party hereto.  Notwithstanding the foregoing, any Williams Entities may assign its rights hereunder without the prior written consent of the Company to any affiliate of Mr. Williams.

                12.03       Independent Contractor Relationship.

                a.             The Company and the Williams Entities shall perform services hereunder solely in the capacity of independent contractors, and the Company and the Williams Entities hereby agree that nothing herein shall in any manner constitute any party as the agent or other representative of any other party for any purpose whatsoever.  Without limiting the foregoing, no party shall have the right or authority to enter into any contract, warranty, guarantee or other undertaking or obligation in the name of or for the account of another party, or to assume or create any obligation or liability of any kind, express or implied, on behalf of another party, or to bind another party in any manner whatsoever, or to hold itself out as having any right, power or authority to do any of the foregoing, except, in each case, as to actions taken by a party at the express written request and direction of another party.

                b.             Except as and to the extent expressly provided in Section 2.03 relating to Legal Services, the employees, agents and independent contractors of the Company are employees, agents and independent contractors of the Company for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of the Williams Entities.  The employees, agents and independent contractors of the Williams Entities are employees, agents and independent contractors of the Williams Entities for all purposes, and under no circumstances will be deemed to be employees, agents or independent contractors of the Company.  The Company will have no supervision or control over any such Williams Entities’ employees, agents and independent contractors and any complaint or requested change in procedure made by the Company will be transmitted by the Company to the Williams Entities.  Except as and to the extent expressly provided in Section 2.03 relating to Legal Services, the Williams Entities will have no supervision or control over any such Company employees, agents and independent contractors and any complaint or requested change in procedure made by the Williams Entities will be transmitted by the Williams Entities to the Company.

                12.04       Entire Contract.  This Agreement constitutes the entire contract between the parties hereto and no party shall be liable or bound to the other in any manner by any warranties, representations or agreements (whether express, implied or otherwise), except as specifically set forth herein.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                12.05       Headings.  The Section and other headings contained in this Agreement are for reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                12.06       Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

                12.07       Counterparts.  This Agreement may be executed in several counterparts, and by the several parties hereto on separate counterparts, and all such separate counterparts, construed together, shall constitute one and the same instrument.

                12.08       Severability.  Any provision of this Agreement which is invalid or unenforceable in any relevant jurisdiction shall be ineffective to the extent of such invalidity or unenforceability without invalidating or rendering unenforceable the remaining provisions of this Agreement, and, to the extent permitted by law, any determination of invalidity or unenforceability of such provision in any other jurisdiction.

                12.09       Limitation on Liability.  A party providing services under this Agreement shall not have liability to a party receiving such services unless the party providing such services shall have been found by a court of competent jurisdiction to have been grossly negligent or engaged in willful misconduct with respect to the services provided.  It is the intention of the parties hereto not to hold the parties providing such services liable for the negligence of the parties providing such services.

                12.10       No Partnership.  Nothing in this Agreement, express or implied, shall create a partnership relationship between the parties hereto (including any of their respective successors and assigns).

                12.12       No Rights in Third Parties.  Nothing in this Agreement, express or implied, shall be construed to constitute or be evidence of an agreement which gives any third party any rights hereunder, including, but not limited to, rights of employment by any employee of the Company or the Williams Entities for any specified period of time.

                IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written, to be effective, however, as of the Effective Date hereof.

THE COMPANY:

CLAYTON WILLIAMS ENERGY, INC.

By:	/s/ L. Paul Latham

L. Paul Latham, Executive Vice President

THE WILLIAMS ENTITIES:

CLAYTON W. WILLIAMS, JR.
CLAYTON WILLIAMS RANCH HOLDINGS, INC.
CLAYDESTA L.P.
CLAYTON WILLIAMS PARTNERSHIP, LTD.
CWPLCO, Inc.
/s/Clayton W. Williams, Jr.

Clayton W. Williams, Jr., Individually and in the following capacities:

President of Clayton Williams Ranch Holdings, Inc.; Manager of ClayDesta Operating, L.L.C.; General Partner of ClayDesta, L.P.; President of CWPLCO, Inc. General Partner of Clayton Williams Partnership, Ltd. and in its corporate capacity